Forward Looking Statements
This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our current reports on Form 8-K, and our regular reports on Forms 10-Q and 10-
K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors.
This presentation contains Non-GAAP measures, and we may reference
Non-GAAP measures in our remarks. A reconciliation of these measures to GAAP measures is available in our latest quarterly news release, which is available in the
Investor Relations section of our website, www.ProAssurance.com, and in the related Current Reports on Form 8K disclosing that release.

Non-GAAP Measures

ProAssurance: Quick Facts
  Market Cap: $1.5 Billion / Equity: $1.4 Billion
  Fifth largest1 writer of medical liability
  Writing business in 491 jurisdictions
  More than 60,0002 policyholders
  45,000 physicians and dentists
  7,000 ancillary and other healthcare professionals
  8,100 attorneys
  Majority in small or solo practice
  Highly rated by A. M. Best and Fitch

1 Includes PICA 2 Includes PICA and Georgia
Lawyers

ProAssurance: Long-Term Success
  Successful performance in a challenging financial
 market and a difficult line of insurance
  Maintaining profitability
  Completion of three M&A transactions in 2009
 that will allow us to grow the top line

ProAssurance: Long-Term Success
  Our Balance Sheet remains strong
  Conservative investments
  Little debt
  Low leverage
  Solid stock performance over time
  Growing organically and through M & A
  Adding over $100 million in annualized premium
 to our top line in 2009 through M & A
  Diversifying our risk profile

ProAssurance: Long-Term Success

Book Value per Share
Book Value Growth
Cumulative
CAGR
10 year
 67%
 13%
5 year
 51%
 10%
1 year
 10%
 10%
Measured through Year-End 2008

Opportunities & Strategies

Key Opportunities
  New insurance buyers will emerge as
 healthcare reform evolves
  The outcome of medical liability claims will
 become more transparent
  Financial issues will highlight the need for
 successful, long-term companies with superior
 balance sheets strength and outstanding ratings

Strategy: Targeted M & A
  Podiatry Insurance Company of America (PICA)
  Dominant (70%), profitable, national company
  ~$96 million Direct Premium in 2008
  Podiatry is growing in importance as a specialty
  Involved in treating complications in a population with an increasing prevalence of diabetes
  Increases our understanding of policies that are
 higher volume, lower cost

Strategy: Targeted M & A
  Mid-Continent General Agency
  Large writer of ancillary healthcare
  Healthcare reform will emphasize care delivery from a
 larger array of lower-cost providers
  Home health care
  Physician-extenders
  ~$26 million in total premium in 2008
  $20 million healthcare related—most will come to PRA

Strategy: We Dare to Defend
  Our balance sheet strength and deep expertise
 ensures our insureds have the option of an
 uncompromising defense of their claim
  We defend our insureds at trial more often
 than any other company in our line
  Provides a long-term financial and marketing
 advantage
  A key differentiating factor in the market
 as claims data becomes public

Claims Trends Remain Favorable

  Frequency trends are
 stable after declining
 since 2005/2006
  The results is fewer
 cases to try
  Severity trends also stable
  Trends are much the same
 in states with or without
 Tort Reform
ProAssurance Claims Tried

The Tort Reform Question
  Obama signaled a willingness to consider
 limited reforms in his speech on Monday
  Unlikely that Washington will provide the full
 reforms physicians seek
  Major decisions likely left up to each state
  Illinois, Florida and Ohio rulings expected this year
  We set prices and reserves as if there is no tort
 reform, until results reflect otherwise
  We are prepared, operationally and financially,
 if reforms are struck down in our states

Strategy: Respond to Transparency

Board / Discipline / Med Mal
Med Mal disclosure
legislation proposed
P

Strategy: Maintain Discipline

  Pricing Discipline
  Using credits allows us to maintain existing
 rate filings
  Pricing developed using multiple years
  Not unduly influenced by current market
 conditions
  Rates on renewing physician business down
 less than 10% from peak pricing in 2006
  Rates down 2% in 2007
  Rates down 6% in 2008

Strategy: Actuarial Conservatism
  Consistent and conservative reserving
 practices throughout the market cycle
Initial Accident Year Loss Ratios
2008 Industry is
A. M. Best Data
Through Q3 2008

Strategy: Actuarial Conservatism

Reserve History
(billions)
2008
 $ 2.4
2007
 $ 2.6
2006
 $ 2.6
2005
 $ 2.2
2004
 $ 1.8

Strategy: Treated Fairly
  Treated Fairly is our brand enhancement initiative
  Affirms our existing, enduring commitment to
 every stakeholder
  Insureds
  Agents
  Investors
  The public
  We run our business as owners who are
 rewarded for long-term success

Financial Highlights

Strategy: Enduring Financial Strength
  Emphasizing an appropriate balance of risk vs. return
  Committed to enduring balance sheet strength
  Responding to the low interest rate environment
$ amounts
in Billions

Strategy: Use Capital Prudently
  Using capital to build through M&A
  Preserving capital for future opportunities
  Enhancing shareholder value by repurchasing shares
 at prices that build Book Value

Source: SNL Financial

Strategy: Investment Discipline
  The choice: Chase yield or extend duration
  We are maintaining duration, looking for opportunities

Loss in value assuming a 100 basis point shift in the yield curve
Yields based on Single A composite corporate debt

Responding to Low Interest Rates

Assumes a 1:1 premium to surplus ratio for physicians professional liability claims-made coverages
Loss ratio required
to generate a 13%
after-tax ROE

(in millions)
  Prepared for an
 improving market
  Prudent capital
 management
Premiums to Surplus
for Each year

Excess Capital vs. Excess Capacity

“A” Rating
Threshold
Projected A. M. Best BCAR Scores if
  Premiums Increase
  Surplus is Reduced

  Little Dependence on Debt
  Low Debt to Cap Ratio
  Little strain on cash flow
  Repurchased additional
 $23 million of debt in Q4
  $25 million debt added in
 the PICA transaction
  Includes $7 million in
 surplus notes
  Evaluating potential call
 later this year
3/31/2009

Strategy: Balance Risk vs. Return

  We will reduce cash and short-term
 balances as we see improving
 credit environment
  Low equity allocation helps mute
 the impact of the volatile equity
 markets
  Complete portfolio disclosure on
 our website:
 www.proassurance.com/investorrelations/supplemental.aspx
$3.6 Billion
Portfolio
$3.6 Billion
Portfolio
Fixed Income: 85%
Short Term: 10%
Short Term: 10%
Equity and Other Investments: 3%
Equity and Other Investments: 3%
BOLI: 2%
BOLI: 2%
3/31/2009

Fixed Income: $3.1 Billion

3/31/2009

Summary

ProAssurance
  Producing sustainable shareholder value
  Growing Book Value per Share
  Finding the right M & A opportunities
  Significant share ownership at all levels
  Focusing on long-term
  Preparing for a changing market
  Leveraging financial strength
  Protecting the balance sheet
  Maintain our leading market position
  Building strength for the next cycle turn

Appendix: Claims

Why Claims Strategy Matters
Favorable
Outcomes:
82%
Favorable
Outcomes:
82%
Favorable
Outcomes:
74%
Favorable
Outcomes:
74%

Why Claims Strategy Matters
  Our ability and willingness to defend claims
 allows us to achieve better results
81.4%
ProAssurance Stand Alone
2005 - 2007
76.0%
64.3%

Appendix: Investments

Portfolio Overview: Equities

  $106 million in Equities & Other Investments
3/31/09

Equities & Other Investments

$ in 000’s
Performance Q1, 2005 - Q1, 2009

3/31/09

Alt-A LTV: 63%
Whole Loan LTV: 56%
Further Details Provided
on Sub-Prime and CMBS
on following pages
Bloomberg Data
3/31/09

Portfolio Overview: Sub-Prime

  $8.1 million market value in AFS portfolio
  $4.4 million unrealized loss
  $5.0 million market value in
 high-yield LP rated BB
  LP’s focus is distressed ABS)
At 3/31/09
Vintage
 $4.8 Mln
2004 & Prior
 $2.4 Mln
2005
 $0.9 Mln
2006
Quality & Vintage information only on direct holdings at 3/31/09
At 3/31/09
Type
Quality
$4.2 Mln
Mortgage-Backed
AA+ avg - LTV 70%
$3.9 Mln
Home Equity
AA avg

Portfolio Overview: CMBS
  $163 million Fair Value in non-agency CMBS
  Book Value: $186 Book Value
  5% of fixed income portfolio

At 3/31/09
Quality
$161 Mln
AAA
$2 Mln
AA
At 3/31/09
Wtd Avg LTV
 94%
<70%
 6%
<72%
At 3/31/09
Credit Support
 30%
>30%
 48%
20% - 30%
 20%
10% - 20%
 2%
Less than 10%
At 3/31/09
Deal Cumulative Delinquencies
 23%
None
 21%
0% - 0.5%
 28%
0.5% - 1.0%
 20%
1.0% - 2.0%
 8%
2.0% - 3.9%
At 3/31/09
Debt Service Coverage
 93%
>1.5x
 7%
>1.4x
AT
3/31/09

Portfolio Overview: CMBS
  Top Property Types
  Retail-Anchored: 47% of CMBS portfolio
  Exposure: 23% - 40% of individual security value
  Office: 39% of CMBS portfolio
  Exposure: 23% - 46% of individual security value
  Retail-Unanchored: 7% of CMBS portfolio
  Mixed Use: 3% of CMBS portfolio
  Multi Family: 2% of CMBS portfolio

3/31/09

Portfolio: Corporate-Financials
  Top 20 Largest Banks/Financials: $ 210 million
  $52 mm FDIC backing
M Stanley $26 ($6)
Natl Rural Util $6
Amer Exp $23 ($12)
HSBC $6 ($1)
BoA/ML $20 ($1)
Deutsche Bank $5
JPM Chase $20 ($13)
John Deere Cap $5 ($1)
Wells/Wachovia $19
BONY $5
Citi $15($5)
Fifth Third $5
PNC $13 ($1)
Uniliver Cap $4
Key $13 ($13)
Depfa Bank $4
Goldman $9
FMCC $4
Credit Suisse $7
BP Capital $3
FDIC backed amounts listed in parentheses

3/31/2009

Portfolio: Treasury/GSE

  $209 million
  Average Rating: AAA
3/31/09

Portfolio: FRE and FNM

  $476 million
  Average Rating: AAA
3/31/09

Portfolio Overview: Short Term

3/31/09

3/31/09

Appendix: Industry History

Appendix: Our M & A History

Profitable Growth Through M & A
  ProAssurance has been built through M & A

  ProAssurance was formed by
 the combination of two
 successful companies with a
 history of M & A

Profitable Growth Through M & A
  ProAssurance has been built through M & A

  We have continued to grow
 through M & A
  NCRIC in the mid-Atlantic
  PIC-Wisconsin in the upper
 Midwest
  PICA Nationwide

Denovo Growth Also Plays a Role
  We have added states as opportunities arose

  We carefully evaluate the
 medical and legal climate of
 each state before entering
  We are the market leaders in
 AL, DE, DC, OH, & WI